                                                                   EXHIBIT 10.29

                          CONSENT AND AMENDMENT NO. 7
                          ---------------------------

          CONSENT AND AMENDMENT NO. 7, dated as of January 31, 2000 (this "Consent and Amendment"), to Amended and Restated Credit Agreement, dated as of June 21, 1999 (as amended by Amendment No. 1 thereto, dated as of July 1, 1999, Amendment No. 2 thereto, dated as of August 12, 1999, Amendment No. 3 thereto, dated as of September 24, 1999, Amendment No. 4 thereto, dated as of December 1, 1999, Amendment No. 5 thereto, dated as of December 15, 1999, and Amendment No. 6 thereto, dated as of January 21, 2000, the "Credit Agreement"), by and among IPC Information Systems, Inc., as Parent Borrower, IPC Funding Corp., as Sub Borrower, IPC Communications, Inc., as a Loan Party, the Lenders signatory thereto, as Lenders, General Electric Capital Corporation, as Issuing Bank, Collateral Agent and Administrative Agent, and First Union Capital Markets, Inc., as Documentation Agent.

                            PRELIMINARY STATEMENTS
                            ----------------------

          A. International Exchange Networks, Ltd., a Delaware corporation ("IXnet") and an indirect Subsidiary of the Parent Borrower, desires to acquire all of the outstanding shares of capital stock (the "Acquisition") of Business Networks of New York, Inc., a New York corporation ("Business Networks"), from Joseph Sciacca, Gerard Tsarnas and Joseph Fabiilli (collectively, the "Sellers") for an aggregate purchase price consisting of (1) $24,500,000 in cash, and (2) up to $4,000,000 in shares of common stock of IXnet, Inc., a Delaware corporation ("IXnet Holdings") and the direct parent of IXnet, such number of shares to be issued being calculated pursuant to the Stock Purchase Agreement by and among Business Networks, IXnet and the Sellers, dated as of January 31, 2000 (the "Stock Purchase Agreement").

          B. Section 5.02(f)(vii) of the Credit Agreement permits the Parent Borrower and its Subsidiaries to make certain Investments, subject to the satisfaction of certain conditions specified therein.

          C. Section 5.02(f)(ix) of the Credit Agreement permits the Parent Borrower and its Subsidiaries to make certain Investments with the IPO Net Cash Proceeds, subject to the satisfaction of certain conditions specified therein.

          D. Section 5.02(g) of the Credit Agreement prohibits the Parent Borrower and its Subsidiaries from issuing any shares of capital stock, subject to certain exceptions specified therein.

          E. The Administrative Agent and Lenders are willing to consent to the Acquisition and certain related matters and to amend the Credit Agreement on the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

1.   Definitions.   The terms defined in the Credit Agreement and not otherwise
     -----------
defined herein shall have the meanings ascribed to them in the Credit Agreement.

2.   Consent.  Subject to the satisfaction of the condition set forth in Section
     -------
4 hereof:

     2.1. Notwithstanding the conditions set forth in clauses (2) and (4) of
Section 5.02(f)(vii) of the Credit Agreement or the provisions of Section 5.02(g) of the Credit Agreement, but subject to the satisfaction of all other conditions set forth in Section 5.02(f)(vii) and to the compliance with all other terms and conditions set forth in this Consent and Amendment, the Credit Agreement (including without limitation, Section 5.01(o) of the Credit Agreement) and the other Loan Documents, the Lenders hereby consent to the issuance of up to $4,000,000 of shares of the common stock of IXnet Holdings as part of the consideration for the Acquisition under the Stock Purchase Agreement as an Investment under Section 5.02(f)(vii) of the Credit Agreement; provided,
                                                                     --------
that, the exact number of shares to be issued shall be calculated pursuant to
----
Sections 1.2(a) and 1.2(b) of the Stock Purchase Agreement and further provided,
                                                               ------- --------
that, after giving effect to such stock issuance, such aggregate number of
----
shares issued does not exceed 0.4% of the outstanding common stock of IXnet Holdings.

     2.2. Notwithstanding the conditions set forth in clauses (3) and (5) of
Section 5.02(f)(ix) of the Credit Agreement, but subject to the satisfaction of all other conditions set forth in Section 5.02(f)(ix) and to the compliance with all other terms and conditions set forth in this Consent and Amendment, the Credit Agreement (including without limitation, Section 5.01(o) of the Credit Agreement) and the other Loan Documents, the Lenders hereby consent to the Investment of $24,500,000 of the IPO Net Cash Proceeds as part of the consideration for the Acquisition under the Stock Purchase Agreement as an Investment under Section 5.02(f)(ix) of the Credit Agreement.

     2.3. Each of the foregoing consents is only applicable and shall only be effective in the specific instance and for the specific purpose for which made. Each consent is expressly limited to the facts and circumstances referred to herein and shall not operate (i) as a waiver of or consent to non-compliance with any other Section or provision of the Credit Agreement or any other Loan Document, (ii) as a waiver of any other right, power or remedy of either the Administrative Agent or any Lender Party under the Credit Agreement or any other Loan Document or (iii) as a waiver of or consent to any Default or Event of Default under the Credit Agreement or any other Loan Document.

3.   Amendment.  Section 5.03 of the Credit Agreement is amended by adding at
     ---------
the end thereof the following:

     "(v)  Capitalization.  As soon as available and in any event within 30
           --------------
days after the end of each quarter of each Fiscal Year, (i) a statement of the number of options of IXnet Holdings granted and outstanding as of such date (specifying which options are (a) exercisable and (b) unexercisable), (ii) a statement of the total number of shares of IXnet Holdings outstanding as of such date and (iii) a statement as to the percentage of the outstanding shares of IXnet Holdings which are owned by Parent Borrower as of such date."

4.   Condition to Consent and Amendment.  The effectiveness of the consents
     ----------------------------------
contained in Section 2 and the amendment contained in Section 3 shall be subject to the fulfillment of the condition precedent that the Borrowers, Holdings, the Administrative Agent and the Required Lenders shall have executed and delivered this Consent and Amendment to the Administrative Agent.

5.   Reference to and Effect Upon the Credit Agreement and other Loan Documents.
     --------------------------------------------------------------------------
Except as specifically amended hereby, the Credit Agreement, the Notes and each other Loan Document shall remain in full force and effect and each is hereby ratified and confirmed. Each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.

6.   Miscellaneous.
     -------------

     6.1.  Governing Law.  This Consent and Amendment shall be governed and
           -------------
construed in accordance with the laws of the State of New York (without giving effect to its conflicts of law principles).

     6.2.  Counterparts.  This Consent and Amendment may be signed in any
           ------------
number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed signature page to this Consent and Amendment by facsimile shall be as effective as delivery of an original executed signature page.

     6.3.  Binding Effect; Assignment. This Consent and Amendment shall be
           --------------------------
binding upon and inure to the benefit of the Borrowers and to the benefit of the Administrative Agent and the Lenders and their respective permitted successors and assigns.

     6.4.  Fees and Expenses.  The Borrowers shall pay the Administrative
           -----------------
Agent for all reasonable expenses, including reasonable fees of legal counsel, incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Consent and Amendment and any related matters.



                           [SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, this Consent and Amendment has been duly executed as of the date first written above.

                                    IPC INFORMATION SYSTEMS, INC.,
                                    as Parent Borrower


                                    By: _________________________
                                    Title:_______________________


                                    IPC FUNDING CORP.,
                                    as Sub Borrower


                                    By:__________________________
                                    Title:_______________________


                                    IPC COMMUNICATIONS, INC.,
                                    as a Loan Party


                                    By:__________________________
                                    Title:_______________________


                                    GENERAL ELECTRIC CAPITAL CORPORATION,
                                    as Administrative Agent, Collateral Agent,
                                    Issuing Bank and Lender


                                    By:__________________________
                                    Title:_______________________


                                    FIRST UNION NATIONAL BANK,
                                    as a Lender


                                    By: ___________________________
                                    Title: ________________________

                                    GMAC COMMERCIAL CREDIT LLC,
                                    as a Lender


                                    By: _____________________________

                                    Title:___________________________



          The undersigned hereby acknowledges and consents to this Consent and Amendment No. 7 and hereby ratifies and confirms the Guaranty and each other Loan Document to which it is a party.

                                   INTERNATIONAL EXCHANGE NETWORKS,
                                   LTD., as a Guarantor


                                   By: _________________________

                                   Title:_______________________



          The undersigned hereby acknowledges and consents to this Consent and Amendment No. 7 and hereby ratifies and confirms the Guaranty and each other Loan Document to which it is a party.


                                   INTERNATIONAL EXCHANGE NETWORK
                                   CORP., as a Guarantor


                                   By: _________________________

                                   Title:_______________________



          The undersigned hereby acknowledges and consents to this Consent and Amendment No. 7 and hereby ratifies and confirms the Guaranty and each other Loan Document to which it is a party.


                                   HNG CORP., as a Guarantor


                                   By: _________________________

                                   Title:_______________________



          The undersigned hereby acknowledges and consents to this Consent and Amendment No. 7 and hereby ratifies and confirms the Guaranty and each other Loan Document to which it is a party.


                                   V BAND CORPORATION, as a Guarantor


                                   By: _________________________

                                   Title:_______________________



          The undersigned hereby acknowledges and consents to this Consent and Amendment No. 7 and hereby ratifies and confirms the Guaranty and each other Loan Document to which it is a party.


                                   IXNET, INC., as a Guarantor


                                   By: _________________________

                                   Title:_______________________

          The undersigned hereby acknowledges and consents to this Consent and Amendment No. 7 and hereby ratifies and confirms the Guaranty and each other Loan Document to which it is a party.


                                   IPC INFORMATION SYSTEMS FAR EAST INC.,
                                   as a Guarantor


                                   By: _________________________

                                   Title:_______________________



          The undersigned hereby acknowledges and consents to this Consent and Amendment No. 7 and hereby ratifies and confirms the Guaranty and each other Loan Document to which it is a party.


                                   MXNET INC., as a Guarantor


                                   By: _________________________

                                   Title:_______________________



          The undersigned hereby acknowledges and consents to this Consent and Amendment No. 7 and hereby ratifies and confirms the Guaranty and each other Loan Document to which it is a party.


                                   IPC INFORMATION SYSTEMS ASIA
                                   PACIFIC, LIMITED, as a Guarantor


                                   By: _________________________

                                   Title:_______________________





          The undersigned hereby acknowledges and consents to this Consent and Amendment No. 7 and hereby ratifies and confirms the Guaranty and each other Loan Document to which it is a party.

                                   IPC INFORMATION SYSTEMS CANADA, INC.,
                                   as a Guarantor


                                   By: _________________________

                                   Title:_______________________





          The undersigned hereby acknowledges and consents to this Consent and Amendment No. 7 and hereby ratifies and confirms the Guaranty and each other Loan Document to which it is a party.

                                   IXNET UK LIMITED, as a Guarantor


                                   By: _________________________

                                   Title:_______________________





          The undersigned hereby acknowledges and consents to this Consent and Amendment No. 7 and hereby ratifies and confirms the Guaranty and each other Loan Document to which it is a party.

                                   IPC INFORMATION SYSTEMS, as a Guarantor


                                   By: _________________________

                                   Title:_______________________

          The undersigned hereby acknowledges and consents to this Consent and Amendment No. 7 and hereby ratifies and confirms the Guaranty and each other Loan Document to which it is a party.


                                   IPC UK HOLDINGS, LTD., as a Guarantor


                                   By: _________________________

                                   Title:_______________________





          The undersigned hereby acknowledges and consents to this Consent and Amendment No. 7 and hereby ratifies and confirms the Guaranty and each other Loan Document to which it is a party.

                                   IPC UK SPC LIMITED, as a Guarantor


                                   By: _________________________

                                   Title:_______________________





          The undersigned hereby acknowledges and consents to this Consent and Amendment No. 7 and hereby ratifies and confirms the Guaranty and each other Loan Document to which it is a party.

                                   SATURN GLOBAL NETWORK
                                   SERVICES HOLDINGS LIMITED, as a Guarantor


                                   By: _________________________

                                   Title:_______________________





          The undersigned hereby acknowledges and consents to this Consent and Amendment No. 7 and hereby ratifies and confirms the Guaranty and each other Loan Document to which it is a party.


                                   IXNET AUSTRALIA PTY LIMITED, as a
                                   Guarantor


                                   By: _________________________

                                   Title:_______________________

          The undersigned hereby acknowledges and consents to this Consent and Amendment No. 7 and hereby ratifies and confirms the Guaranty and each other Loan Document to which it is a party.


                                   IXNET HONG KONG LIMITED (f/k/a Saturn
                                   Global Network Services (Hong Kong) Limited) as a Guarantor



                                   By: _________________________

                                   Title:_______________________





          The undersigned hereby acknowledges and consents to this Consent and Amendment No. 7 and hereby ratifies and confirms the Guaranty and each other Loan Document to which it is a party.

                                   SATURN GLOBAL NETWORK SERVICES
                                   (JAPAN) LTD., as a Guarantor


                                   By: _________________________

                                   Title:_______________________





          The undersigned hereby acknowledges and consents to this Consent and Amendment No. 7 and hereby ratifies and confirms the Guaranty and each other Loan Document to which it is a party.

                                   SATURN GLOBAL NETWORK SERVICES
                                   (SINGAPORE) PTE LTD., as a Guarantor


                                   By: _________________________

                                   Title:_______________________



          The undersigned hereby acknowledges and consents to this Consent and Amendment No. 7 and hereby ratifies and confirms the Guaranty and each other Loan Document to which it is a party.

                                   IPC FUNDING CORP, as a Guarantor


                                   By: _________________________

                                   Title:_______________________